EXHIBIT 10.1




                                 $10,000,000.00






                                 AMENDMENT NO. 2

                                       TO

                           LOAN AND SECURITY AGREEMENT

                      originally dated as of March 12, 2001

                                  by and among

                             LASERSIGHT INCORPORATED
                          LASERSIGHT TECHNOLOGIES, INC.
                         LASERSIGHT CENTERS INCORPORATED
                            LASERSIGHT PATENTS, INC.
                           PHOTOMED ACQUISITION, INC.
                                    MRF, INC.
                                L.S. EXPORT, LTD.
                                 LST LASER, S.A.
                             LASERSIGHT EUROPE GMBH

                            (collectively "Borrower")

                                       and

                         HELLER HEALTHCARE FINANCE, INC.

                                   ("Lender")


                         Executed as of August 15, 2002

                 AMENDMENT NO. 2 TO LOAN AND SECURITY AGREEMENT


         THIS AMENDMENT NO. 2 TO LOAN AND SECURITY AGREEMENT (this "Amendment") is executed as of the 15th day of August, 2002, by and among LASERSIGHT INCORPORATED, a Delaware corporation ("LaserSight"), LASERSIGHT TECHNOLOGIES, INC., a Delaware corporation, LASERSIGHT CENTERS INCORPORATED, a Delaware corporation, LASERSIGHT PATENTS, INC., a Delaware corporation, PHOTOMED ACQUISITION, INC., a Delaware corporation, MRF, INC., a Missouri corporation, L.S. EXPORT, LTD., a company formed under the laws of the U.S. Virgin Islands, LST LASER, S.A., a company formed under the laws of Costa Rica, and LASERSIGHT EUROPE GMBH, a company formed under the laws of Germany (collectively, "Borrower"), and HELLER HEALTHCARE FINANCE, INC., a Delaware corporation (the "Lender").

                                    RECITALS

         WHEREAS, pursuant to that certain Loan and Security Agreement dated March 12, 2001 by and among Borrower and Lender (as previously amended, as amended hereby and as it may be further amended, modified or restated from time to time, collectively, the "Loan Agreement"), the Lender agreed to make available to Borrower a revolving credit loan (the "Loan");

         WHEREAS, Borrower is in default of certain provisions of the Loan Agreement as of the period ended June 30, 2002;

         WHEREAS, Borrower has advised Lender that it intends to enter into certain transactions with either or both of New Industries Investment Consultants (H.K.) and Shenzhen New Industries Medical Development Co. (collectively, the "Investor") pursuant to which one or more of the Investors and/or their respective affiliates will (a) purchase 9,280,647 shares (the "Shares") of Convertible Preferred Stock (convertible into 18,561,294 shares of common stock of LaserSight) for an aggregate purchase price equal to US$2,000,000 (the "Purchase Price"), and (b) execute a purchase order for the purchase from LaserSight of a minimum of $10,000,000 worth of Borrower's products during the twelve (12) month period beginning on the date of consummation of such transactions (collectively, the "Proposed Transaction") and in connection with the Proposed Transaction, Borrower has requested that, subject to certain conditions, Lender agree to (a) waive Borrower's compliance with such provisions of the Loan Agreement, and (b) make certain modifications to the Loan Agreement; and

         WHEREAS, Lender has agreed to provide the waivers and make the modifications to the Loan Agreement requested by Borrower on the condition, among other things, that the parties hereto execute and deliver this Amendment and the other related documents referred to herein and otherwise comply with the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the foregoing, the terms and conditions set forth in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrower hereby agree as follows:

         Section 1. Definitions. Unless otherwise defined herein, all capitalized terms used herein without definition shall have the meanings assigned to such terms in the Loan Agreement.

         Section 2. Confirmation of Representations and Warranties. Each entity comprising Borrower hereby (a) confirms that all of the representations and warranties set forth in Article IV of the Loan Agreement are true and correct with respect to such entity, and (b) specifically represents and warrants to Lender that it has good and marketable title to all of its respective Collateral, free and clear of any lien (other than Permitted Liens) or security interest in favor of any other person or entity.

         Section 3. Waiver. On the terms and subject to the conditions set forth in this Amendment, including but not limited to those set forth in Section 6 hereof, Lender hereby waives (the "Default Waiver") compliance by Borrower with Sections 7.18, 7.19 and 7.20 of the Loan Agreement only (collectively, the "Specified Defaults") for the period beginning May 15, 2002 to and including September 5, 2002; provided that upon Lender's receipt of the Transaction Documents, the foregoing waiver shall be automatically extended (and shall, thereafter, be deemed to have been extended effective as of such date without further action of the parties) until the earlier of (x) October 31, 2002 and (y) the Transaction Closing Date (as defined below).

         Section 4. Amendments to Loan Agreement. On the satisfaction of all of the conditions set forth in Section 6(y)(A), (B) and (C) in Lender's sole discretion, the Loan Agreement shall be automatically modified (and shall, thereafter, be deemed to have been modified effective as of such date without further action of the parties) as follows:

                  (a) Section 7.18 of the Loan Agreement is amended and restated in its entirety to read as follows:

                           "Section 7.18. Net Worth. Borrower will not at any
                  time allow its net worth (as computed in accordance with GAAP) to fall below $2,100,000."

                  (b) Section 7.19 of the Loan Agreement is amended and restated in its entirety to read as follows:

                           "Section 7.19. Tangible Net Worth. Borrower will not
                  at any time allow its "tangible net worth" (as defined below), to fall below $(2,800,000). For purposes hereof, "tangible net worth" means assets (excluding "intangible assets" (as defined below)) less liabilities. For purposes hereof, "intangible assets" means all intangible assets (computed in accordance with GAAP) including, without limitation, goodwill, intellectual property, organizational costs and acquired technology."

                  (c) Section 7.20 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

                           "Section 7.20. Net Revenue. Borrower will not at any
                  time allow its net revenue (determined in accordance with GAAP) to fall below: (i) $2,500,000 for the quarter ended September 30, 2002, (ii) $4,200,000 for the quarter ended December 31, 2002 and (iii) $5,300,000 for the quarter ended March 31, 2003."

         Section 5. Advances under the Loan Agreement. Borrower hereby acknowledges and agrees that, notwithstanding anything in the Loan Agreement to the contrary, any and all advances of Revolving Credit Loans made under the Loan Agreement shall be made at Lender's sole discretion, and that Lender is not obligated, and nothing in this Amendment shall be deemed to obligate Lender, to make advances of Revolving Credit Loans to Borrower under the Loan Agreement unless and until all of the conditions to such advances have been met to Lender's sole satisfaction.

         Section 6. Effective Date. The provisions of this Amendment, except for
Section 3 and Section 4 hereof only, shall become on satisfaction of all of the following conditions in Lender's sole discretion:

                  (a) Lender shall have received this Amendment duly executed by an authorized officer or member, as the case may be, of each Borrower;

                  (b) Lender shall have received that certain Amendment to Amended and Restated Term Note dated of even date herewith (the "Amendment to Term Note") duly executed by an authorized officer or member, as the case may be, of each Borrower;

                  (c) other than the Specified Defaults, there shall have occurred and be continuing no Event of Default and no event which, with the giving of notice or the lapse of time or both, could constitute such an Event of Default and, after giving effect to this Amendment, there shall have occurred no Event of Default and no Event which, with the giving of notice or lapse of time or both, could constitute an Event of Default; and

                  (d) the representations and warranties set forth in Section 3 of this Amendment and in Article IV of the Loan Agreement shall be true and correct as of such date and after giving effect to this Amendment (unless any such representation or warranty by its terms is intended to refer specifically to any earlier date).

; provided that, with respect to (x) the provisions of Section 3 relating to the Default Waiver from September 6, 2002 and thereafter only, such provisions shall become effective only upon (A) satisfaction of all of the conditions set forth above, and (B) Lender's receipt of the final versions of all material agreements executed by Borrower and Investor in connection with the Proposed Transaction, in each case fully executed by duly authorized representatives of all of the parties thereto (collectively, the "Transaction Documents"), and (y) the provisions of Section 4 only, such provisions shall become effective only upon
(A) satisfaction of all of the conditions set forth in subparagraph (x) above,
(B) Borrower's receipt of the full amount of the Purchase Price from the Investor (the "Transaction Closing Date") and (C) Lender's receipt from Borrower of the amounts payable to Lender pursuant to Section 7 of the Amendment to Term Note, provided that Borrower's receipt of such purchase price and Lender's receipt of such payment shall in each case shall have occurred on or before October 31, 2002.

         Section 7. Fees; Costs.

                  (a) In consideration of Lender's agreement to enter into this Amendment and to accept and agree to the Amendment to Term Note, Borrower hereby agrees to pay to Lender a non-refundable fee equal to Fifteen Thousand and No/100 Dollars ($15,000.00) (the "Fee"). The Fee shall be deemed fully earned by Lender as of the date of execution of this Amendment by Borrower, and shall be payable in six (6) equal installments beginning on August 31, 2002 and continuing on the last day of each of the next five (5) subsequent calendar months through and including January 31, 2003. The Fee shall constitute a portion of the Obligations evidenced by the Note and secured by the Loan Agreement and other Loan Documents. Borrower hereby authorizes Lender to deduct any one or more installments of the Fee from Borrower's Revolving Credit Loan account on or following the due date of such installment.

                  (b) Borrower shall be responsible for the payment of all costs and expenses (including the reasonable fees and expenses of Lender's in-house counsel) of Lender incurred in connection with the preparation of this Amendment and the Amended and Restated Secured Term Note (as defined below).

         Section 8. Enforceability. This Amendment constitutes the legal, valid and binding obligation of Borrower and is enforceable against Borrower in accordance with its terms.

         Section 9. No Novation. The execution and delivery of this Amendment shall not, and shall not be deemed to, constitute a novation of any indebtedness or other obligations owing to the Lender under the Loan Agreement or any Loan Documents based on any facts or events occurring or existing prior to the execution and delivery of this Amendment. On the date of this Amendment, the Loan Agreement shall be amended and supplemented as described in this Amendment, and all loans and other obligations of the Borrower outstanding as of the date hereof under the Loan Agreement and the Loan Documents shall be deemed to be loans and obligations outstanding under the Loan Agreement and the Loan Documents as amended, without further action by any person.

         Section 10. Limitation on Waivers. The waivers of Lender set forth in this Amendment shall be limited strictly as written, and shall not constitute, nor be deemed to constitute, a waiver of any defaults or Events of Default other than the Specified Defaults. Other events may have occurred that constitute defaults or Events of Default, and nothing contained herein shall be deemed to constitute a waiver by Lender of its rights in connection therewith, all of which are hereby expressly reserved by Lender.

         Section 11. Reference to the Effect on the Loan Agreement.

                  (a) On and after the date hereof, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of similar import shall mean and be a reference to the Loan Agreement as amended by this Amendment.

                  (b) Except as specifically amended above, the Loan Agreement, and all other Loan Documents, shall remain in full force and effect, and are hereby ratified and confirmed.

                  (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided in this Amendment, operate as a waiver of any right, power or remedy of Lender, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments and agreements executed or delivered in connection with the Loan Agreement.

         Section 12. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Maryland without regard to any otherwise applicable conflicts of laws principles thereof.

         Section 13. Headings. Section headings in this Amendment are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

         Section 14. Counterparts. This Amendment may be executed in any number of counterparts (and by facsimile), each of which counterparts shall be deemed an original, but all of which shall constitute one and the same instrument.



                               [SIGNATURES FOLLOW]



         IN WITNESS WHEREOF, intending to be legally bound, and intending that this Amendment No. 2 to Loan and Security Agreement constitutes and instrument executed under seal, the parties have caused this Amendment No. 2 to Loan and Security Agreement to be executed under seal as of the date first above written.

                                       LENDER:

                                       HELLER HEALTHCARE FINANCE, INC.,
                                       a Delaware corporation

                                       By:    /s/ Joseph Prandoni
                                             ---------------------------------
                                       Name:  Joseph Prandoni
                                       Title: Vice President

                                       BORROWER:

                                       LASERSIGHT INCORPORATED,
                                       a Delaware corporation

                                       By:    /s/ Gregory L. Wilson
                                             ---------------------------------
                                       Name:  Gregory L. Wilson
                                       Title: Secretary

                                       LASERSIGHT TECHNOLOGIES, INC.,
                                       a Delaware corporation

                                       By:    /s/ Gregory L. Wilson
                                             ---------------------------------
                                       Name:  Gregory L. Wilson
                                       Title: Secretary

                                       LASERSIGHT CENTERS INCORPORATED,
                                       a Delaware corporation

                                       By:    /s/ Gregory L. Wilson
                                             ---------------------------------
                                       Name:  Gregory L. Wilson
                                       Title: Treasurer



                       [SIGNATURES CONTINUED ON NEXT PAGE]

                                       LASERSIGHT PATENTS, INC.,
                                       a Delaware corporation

                                       By:    /s/ Gregory L. Wilson
                                             ---------------------------------
                                       Name:  Gregory L. Wilson
                                       Title: Secretary

                                       PHOTOMED ACQUISITION, INC.,
                                       a Delaware corporation

                                       By:    /s/ Gregory L. Wilson
                                             ---------------------------------
                                       Name:  Gregory L. Wilson
                                       Title: Secretary

                                       MRF, INC., a Missouri corporation

                                       By:    /s/ Gregory L. Wilson
                                             ---------------------------------
                                       Name:  Gregory L. Wilson
                                       Title: Secretary

                                       L.S. EXPORT, LTD., a company organized
                                       under the laws of the U.S. Virgin Islands

                                       By:    /s/ Gregory L. Wilson
                                             ---------------------------------
                                       Name:  Gregory L. Wilson
                                       Title: Treasurer

                                       LST LASER, S.A., a company organized
                                       under the laws of Costa Rica

                                       By:    /s/ Gregory L. Wilson
                                             ---------------------------------
                                       Name:  Gregory L. Wilson
                                       Title: Treasurer

                       [SIGNATURES CONTINUED ON NEXT PAGE]

                                       LASERSIGHT EUROPE GMBH, a company
                                       organized under the laws of Germany

                                       By:    /s/ Gregory L. Wilson
                                             ---------------------------------
                                       Name:  Gregory L. Wilson
                                       Title: Managing Director